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                                                                   EXHIBIT 10.33

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT is made as of August 12, 1999, by WESTAR CAPITAL II, LLC, a Delaware limited liability company (the "Pledgor"), in favor of Bank of America, N.A., a national banking association, as Administrative Lender (the "Administrative Lender") for Bank of America, N.A., and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").

         A. AGREEMENT

         1. Pledge. Upon the terms hereof, for value received, the Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to the Administrative Lender, for the ratable benefit of the Administrative Lender and Secured Parties, a first and prior pledge and security interest in that certain certificate of deposit in the original amount of $5,000,000 issued by Bank of America, N.A. to the Pledgor, dated on or about August 13, 1999, and all renewals, extensions, amendments, modifications and replacements thereof and thereto, including any additional certificates of deposit pledged and delivered by the Pledgor pursuant to Section F.8. hereof (collectively, the "Certificate of Deposit"), together with all interest, cash, proceeds, increases, profits, instruments, distributions and other property from time to time distributed in respect thereof (collectively, "Collateral"). Unless otherwise defined in this agreement, terms used herein shall have the meanings set forth in the Credit Agreement, dated as of August 12, 1999, among Doskocil Manufacturing Company, Inc., a Texas corporation (the "Borrower"), the Administrative Lender, and the Secured Parties (as amended, modified, supplemented, renewed or extended from time to time, "Credit Agreement").

         B. OBLIGATION

         1. Description of Obligation. All debt, obligations, liabilities and agreements of Westar under the Westar Guaranty (collectively, "Guaranty Obligation") are secured by this agreement.

         C. COVENANTS, REPRESENTATIONS AND WARRANTIES

         1. Representations and Warranties. The Pledgor represents and warrants that (a) it has full power, authority and legal right to execute, deliver and perform this agreement; (b) pledge, assignment and delivery of the Collateral create a valid, so long as the Administrative Lender retains physical possession of the Collateral, first and prior perfected security interest in the Collateral, and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof, provided that additional action may be required with respect to the perfection of proceeds of the Collateral; and (c) Pledgor has no knowledge of any dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by the Pledgor to the Administrative Lender of Collateral shall constitute a representation and


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warranty by the Pledgor under this agreement that, with respect to such
Collateral, and each item thereof, the Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral; and the matters warranted in this paragraph are true and correct.

         2. Covenants.

                  a. Affirmative Covenants. The Pledgor covenants and agrees
         (i) promptly to deliver to the Administrative Lender all instruments, certificates, documents or agreements evidencing any of the Collateral; (ii) from time to time promptly to execute and deliver to the Administrative Lender all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Administrative Lender or any Secured Party may reasonably request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this agreement; (iii) promptly to furnish the Administrative Lender with any information or writings which the Administrative Lender or any Secured Party may reasonably request concerning the Pledgor or the Collateral; (iv) promptly to notify the Administrative Lender of any claim, action or proceeding materially adversely affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of the Administrative Lender, appear and defend, at the Pledgor's expense, any such action or proceeding; and (v) promptly to pay to the Administrative Lender the amount of all reasonable costs and attorneys' fees incurred by the Administrative Lender and each Secured Party hereunder or in connection with the enforcement hereof.

                  b. Negative Covenants. The Pledgor covenants and agrees that the Pledgor will not (i) sell, assign or transfer any of the Pledgor's rights in the Collateral; or (ii) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof.

         D. RIGHTS OF SECURED PARTIES

         1. Rights to Dividends, Distributions, and Payments. The Administrative Lender shall have the authority, following an Event of Default and upon written notice to the Pledgor to do so, to have the Collateral registered either in the Administrative Lender's name or in the name of a nominee. Until an Event of Default shall have occurred, the Pledgor shall be entitled to receive all cash distributions paid in respect of the Collateral. After the occurrence of an Event of Default, the Administrative Lender shall be entitled to all cash distributions. After an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral which are received by the Pledgor shall, until paid or delivered to the Administrative Lender, be held by the Pledgor in trust as additional Collateral for the Guaranty Obligation.

         2. Preservation of Collateral. Neither the Administrative Lender nor any Secured Party shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Guaranty Obligation or any amount payable in respect of the Collateral.



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         3. POWER OF ATTORNEY. THE PLEDGOR HEREBY IRREVOCABLY APPOINTS THE
ADMINISTRATIVE LENDER PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF THE ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE POWER OF ATTORNEY HEREIN GRANTED IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

         E. DEFAULT

         1. Rights and Remedies. On and after the date which is 90 days after demand for payment under the Westar Guaranty is made by the Administrative Lender (the "Collateral Realization Date"), in addition to any and all other rights and remedies which the Administrative Lender or any Secured Party may then have hereunder, under any other Loan Documents, under Applicable Law or otherwise, the Administrative Lender at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law, including any law relating to the relief of debtors, (a) take control of funds generated by the Collateral and any other proceeds and exercise all other rights which an owner of such Collateral may exercise; (b) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (c) after notification, if any, provided for in this agreement or any other Loan Documents, sell or otherwise dispose of, at the office of the Administrative Lender, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with Applicable Law, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Administrative Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Guaranty Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (d) at its discretion, retain the Collateral in satisfaction of the Guaranty Obligation whenever the circumstances are such that the Administrative Lender is entitled to do so under Applicable Law; (e) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and the Pledgor hereby consents to any appointment; (f) buy the Collateral at any public sale; and (g) buy the Collateral at any private sale, subject to any restrictions imposed by Applicable Law. Any Secured Party may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by Applicable Law. Pledgor agrees that, if notice is required to be given by Applicable Law, (a) 10 days' advance written notice shall constitute reasonable notice and (b) such notice may be given prior to the Collateral Realization Date. The Administrative Lender shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

                  First, to the payment of the reasonable costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Lender and the reasonable fees and expenses of its agents and counsel;




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                  Next, to the payment of the Guaranty Obligation, equally and ratably to each Secured Party in accordance with the respective amounts thereof due and owing to each Secured Party; and

                  Finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Guaranty Obligation, the Pledgor shall remain liable for any deficiency.

         2. Notice. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor and to any other Person entitled under Applicable Law to notice.

         F. GENERAL

         1. Administrative Lender's Duties. The Secured Parties hereby appoint Bank of America, N.A. as Administrative Lender to act as their agent as provided herein. In the event the Administrative Lender is replaced pursuant to
Section 9.1(b) of the Credit Agreement, the successor Administrative Lender appointed in accordance with Section 9.1(b) of the Credit Agreement shall be the Administrative Lender hereunder. The powers conferred on the Administrative Lender hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as set forth herein the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, (a) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) to notify the Pledgor of any decline in the value of any Collateral.

         2. Cumulative Rights. All rights and remedies of the Administrative Lender and the Secured Parties hereunder are cumulative of each other and of every other right or remedy which the Administrative Lender or the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of



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the Guaranty Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         3. Waiver. Should any part of the Obligations be payable in installments, the acceptance by any Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver by the Administrative Lender or any Secured Party of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver by the Administrative Lender or any Secured Party be deemed to be a continuing waiver. No delay or omission by the Administrative Lender or any Secured Party in exercising any right or power hereunder, or under any other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Administrative Lender or any Secured Party hereunder or under such other writings.

         4. Interest; Limitation of Law. No provision herein or in any other Loan Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law.

         5. Parties Bound. This agreement shall be binding on the Pledgor and its successors, assigns, administrators and legal representatives, and shall inure to the benefit of the Administrative Lender and the Secured Parties, and their successors, permitted assigns and legal representatives; provided, however, that the Pledgor may not assign its rights or obligations hereunder without the prior written consent of the Administrative Lender. The rights, powers and interests held by the Administrative Lender hereunder may be transferred and assigned by the Administrative Lender, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

         6. Notice; Waivers by Pledgor. Notice shall be deemed reasonable if sent by telex or telegraph, or certified mail return receipt requested, postage prepaid, or by a reputable commercial overnight delivery service, at least five days before the related action (or if Applicable Law specifies a longer period, such longer period) to the address of the Pledgor given below. The Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Person liable for the Obligations or any part thereof, notice of any Event of Default and all other notices respecting the Obligations; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligations and any part thereof may be accelerated, increased, extended or renewed one or more times by the Secured Parties in their discretion, without notice to the Pledgor.

         7. Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Administrative Lender, nor by course of conduct, usage of trade or mercantile law.




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         8. Additional Certificate of Deposit. The Pledgor acknowledges that the Commitment will be automatically adjusted on October 15, 1999 to the greater of (a) the aggregate principal amount of Revolving Credit Advances outstanding on such date (not to exceed the amount of the Revolving Credit Commitment in effect immediately prior to such adjustment) and (b) the value of all Collateral pledged hereunder. Accordingly, the Pledgor, on or before October 15, 1999, shall have the option to pledge an additional Certificate of Deposit hereunder in such amount elected by the Pledgor, in which case, the Pledgor shall cause such Certificate of Deposit, together with related bond power, to be delivered to the Administrative Agent.

         9. Rebate of Interest. Upon payment in full of the Obligations pursuant to the terms of the Credit Agreement, the Administrative Agent shall promptly pay to the Pledgor an amount equal to the remainder of (a) the product of (i) the Applicable LIBOR Rate Margin multiplied by (ii) the aggregate principal amount of LIBOR Advances outstanding on each day (but not in excess of the value of all Collateral pledged hereunder on such day) minus (b) the product of (i) 1.00% multiplied by the aggregate principal amount of LIBOR Advances outstanding on such day (but not in excess of the value of all Collateral pledged hereunder on such day).

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE PLEDGOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         11. WAIVER OF JURY TRIAL. THE PLEDGOR AND THE ADMINISTRATIVE LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

         12. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, the Pledgor has executed this Pledge Agreement as of August ___, 1999

                                      WESTAR CAPITAL II, LLC

                                      By: Westar Capital Associates II, LLC, its
                                          manager
Address for Pledgor:

949 South Coast Drive, Suite 650
Costa Mesa, California 92626
                                      By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------




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